INCOME TAX	6 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 10 – INCOME TAX

The Company is governed by the Income Tax Law of the PRC concerning the privately run and foreign invested enterprises, which are generally subject to tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments.

Based on management's present assessment, the Company has determined that it is more likely than not a deferred tax asset attributable to the future utilization of the net operating loss carry-forward as of June 30, 2015 will not be realized. Accordingly, the Company has provided a 100% allowance against the deferred tax asset in the financial statements at June 30, 2015. The Company will continue to review this valuation allowance and make adjustments as appropriate. The Company has net operating loss carry-forwards in China approximately $200,000, which will expire in 2020.